UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2014

AMERICAN BOARDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	333-180838	45-4507811
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

358 Frankfort Street Daly City, California	94014
(address of principal executive offices)	(zip code)

(415) 283-7257
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.02  Termination of a Material Definitive Agreement.

On November 24, 2014, Titan Global Holdings, Ltd. a company organized under the laws of Hong Kong and holder of the promissory note for $125,000 dated October 4, 2013, consented to cancellation of debt due to non-performance of agreed upon services for the Company.

Section 9- Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit No.	Description
16.1	Cancellation of Promissory Note Payable Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BOARDING COMPANY

Dated: December 1, 2014	/s/ Reza Noorkayhani
Reza Noorkayhani
Chief Finance Officer / Director

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